Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
22. Commitments and Contingencies
Operating leases
The Company leases offices space in Bermuda and in New Jersey, U.S.A. The leases have been accounted for as operating leases. Total rent expense for each of the years ended December 31, 2020, 2019 and 2018 were $0.9 million, $0.9 million and $0.8 million, respectively.
Future minimum rental commitments as of December 31, 2020 under these leases are expected to be as follows:

2021	$842
2022	39
2023	—
2024	—
2025	—
Thereafter	—
$881
Agreements
Third Point LLC
As a result of the 2019 LPA effective January 1, 2019, Third Point LLC is entitled to receive monthly management fees. Management fees are charged at the TP Fund level and are calculated based on 1.25% of the investment in TP
Fund and multiplied by an exposure multiplier computed by dividing the average daily investment exposure leverage of the TP Fund by the average daily investment exposure leverage of the Offshore Master Fund.
Employment agreements
As of December 31, 2020, the Company has entered into employment agreements with certain of its executive officers. Such employment arrangements provide for compensation in the form of base salary, annual bonus, share-based awards, participation in the Company’s employee benefit programs and the reimbursements of expenses.
Investments
The Company does not have any unfunded commitments or obligations.
Financing
In February 2015, TPRUSA issued $115.0 million of Notes due February 13, 2025. The Notes bear interest at 7.0% and interest is payable semi-annually on February 13 and August 13 of each year. The Notes are fully and unconditionally guaranteed by SiriusPoint, and, in certain circumstances specified in the indenture governing the Notes, certain existing or future subsidiaries of the Company may be required to guarantee the Notes.
Letters of Credit
See Note 13 for additional information related to the Company’s letter of credit facilities.
Litigation
From time to time in the normal course of business, the Company may be involved in formal and informal dispute resolution procedures, which may include arbitration or litigation, the outcomes of which determine the rights and obligations under the Company’s reinsurance contracts and other contractual agreements. In some disputes, the Company may seek to enforce its rights under an agreement or to collect funds owed to it. In other matters, the Company may resist attempts by others to collect funds or enforce alleged rights. The Company is not currently involved in any material formal or informal dispute resolution procedures.
Debt Commitment Letter
On August 6, 2020, SiriusPoint, entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Sirius and Yoga Merger Sub Limited (“Merger Sub”), a Bermuda exempted company limited by shares and wholly owned subsidiary of the Company. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Sirius (the “Merger”), with Sirius continuing as the surviving company in the Merger, as a wholly owned subsidiary of the Company. The Company is to be renamed SiriusPoint Ltd. (“SiriusPoint”) following the Merger.
In connection with entering into the Merger Agreement, the Company entered into a commitment letter (the “Debt Commitment Letter”), dated as of August 6, 2020, with JPMorgan Chase Bank, N.A. (“JPMorgan”), pursuant to which JPMorgan committed to provide a senior unsecured bridge loan facility in an aggregate principal amount of up to $125.0 million (the “Bridge Facility”) to finance the Merger. The Bridge Facility is subject to reduction at the Company’s option or with the proceeds of certain equity, debt or equity-linked securities issued by the Company or its subsidiaries, as more particularly set forth in the Term Sheet (as defined in the Debt Commitment Letter). The obligation of JPMorgan to provide the Bridge Facility is subject to a number of customary conditions, including execution and delivery of certain definitive documentation. The Company will pay certain fees and expenses in connection with the Bridge Facility.
On September 25, 2020, the Company terminated the Debt Commitment Letter. The Company terminated the Debt Commitment Letter because, in light of the Company’s agreement with the Sirius Series B preference shareholders, funds committed by JPMorgan to be provided under the Bridge Facility are no longer anticipated to be necessary to consummate the Merger.
Equity Commitment Letter
On August 6, 2020, the Company, Third Point Opportunities Master Fund Ltd. and Daniel S. Loeb entered into an equity commitment letter (the “Equity Commitment Letter”), pursuant to which Third Point Opportunities Master Fund Ltd. committed, subject to the conditions set forth in the Equity Commitment Letter and the Merger Agreement, to purchase up to 9.5%, which approximates $50.0 million, of the Company’s Shares in connection with closing of the Merger.
Preference Shares
On September 4, 2020, the Company entered into a definitive agreement (the “Agreement”) with the holders of Sirius Series B Preference Shares (the “Series B Preference Shares”). Pursuant to the terms of the Agreement, the Series B Preference Shares holders have agreed that upon closing of the Merger, they will convert their existing Series B Preference Shares of Sirius into up to $260.0 million face value of newly-issued Series B Preference Shares of SiriusPoint (the “New Preference Shares”). The New Preference Shares will be perpetual in nature, carry an 8.00% annual cumulative cash dividend, and will be callable by SiriusPoint on each fifth anniversary of the closing of the Merger or upon certain other events. At the time of issuance upon the closing of the Merger, SiriusPoint will have the option to substitute up to $60.0 million in cash in lieu of an equal face amount of the New Preference Shares (or pay in cash the agreed New Preference Shares face amount of $260.0 million in full).
Promissory Note
On September 16, 2020, the Company entered into an Unsecured Promissory Note agreement (the “Notes”) with Arcadian, pursuant to which the Company has committed to loan up to $18.0 million. Interest shall accrue and be computed on the aggregate principal amount drawn and outstanding at a rate of 8.0% per annum. No amounts were drawn as of December 31, 2020.
Revolving Credit Facility
On November 2, 2020, the Company entered into a three-year, $300.0 million senior unsecured revolving credit facility (the “Facility”) with JPMorgan Chase Bank, N.A. as administrative agent. The Facility includes an option, subject to satisfaction of certain conditions including agreement of lenders representing greater than a majority of commitments, for the Company to request an extension by such lenders of the maturity date of the Facility by an additional 12 months. The Facility provides access to loans for working capital and general corporate purposes, and letters of credit to support obligations under insurance and reinsurance agreements, retrocessional agreements and for general corporate purposes. Loans and letters of credit under the Facility will become available, subject to customary conditions precedent, upon the consummation of the merger (the date such loans and letters of credit are first made available, the “Closing Date”). Prior to the Closing Date, the Facility is guaranteed solely by Third Point Re (USA) Holdings Inc. On and after the Closing Date, the Facility will be required to be guaranteed by Sirius International Group, Ltd., Sirius International Holdings Ltd., Sirius International Insurance Group, Ltd., and subject to customary exceptions certain other material subsidiaries of the Company.
All borrowings under the Facility bear interest at a rate per annum equal to, at the option of the Company, (i) adjusted LIBOR plus an applicable margin ranging from 1.25% to 2.25%, or (ii) an alternate base rate plus an applicable margin ranging from 0.25% to 1.25%, in each case with the applicable margin determined based upon the Company’s credit rating. The Facility is subject to an unused line fee on or after the Closing Date on the average daily undrawn commitments under the Facility, payable quarterly in arrears, of 0.20% to 0.40% per annum based upon the Company’s credit rating.
The Facility is subject to customary representations and warranties, affirmative and negative covenants and events of default (including a change of control provision) that the Company considers customary for similar facilities. The Facility also includes financial covenants, including a minimum consolidated tangible net worth test, a maximum consolidated indebtedness to total consolidated capitalization ratio and a financial strength rating test.